Supplement dated June 16, 2014
to the Statement of Additional Information
for Principal Variable Contracts Funds, Inc.
dated May 1, 2014
(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)
This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES
Delete the fourth row, regarding Government & High Quality Bond, from the last table on page 45 under “Management Agreement”.